UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2021

YUNHONG INTERNATIONAL

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39226	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4 – 19/F, 126 Zhong Bei, Wuchang District, Wuhan, China People’s Republic of China	430061
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 131 4555 5555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, one-half of one Warrant and one Right	ZGYHU	The NASDAQ Stock Market LLC
Class A Ordinary Shares, par value $0.001 per share	ZGYH	The NASDAQ Stock Market LLC
Warrants, each exercisable for one Class A Ordinary Share for $11.50 per share	ZGYHW	The NASDAQ Stock Market LLC
Rights, each exchangeable into one-tenth of one Class A Ordinary Share	ZGYHR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Termination of a Material Definitive Agreement.

As previously disclosed in the current reports on Form 8-K filed by Yunhong International, a Cayman Islands exempted company (the “Company”), with the Securities and Exchange Commission (the “SEC”) on May 17, 2021 and May 20, 2021, the Company entered into a share exchange agreement (the “Share Exchange Agreement”) with Giga Carbon Neutrality Inc. (f/k/a Giga Energy Inc.), a corporation formed under the laws of the Province of British Columbia, Canada (“GCN”), the shareholders of GCN and the other parties identified therein on May 14, 2021, pursuant to which the Company agreed to purchase from the shareholders of GCN, all of the issued and outstanding equity interests in or of GCN in exchange for newly issued ordinary shares of the Company, subject to the terms and conditions set forth in the Share Exchange Agreement (the “Business Combination”), after which GCN would become a wholly-owned subsidiary of the Company and the Company would rename itself as “Giga Carbon Neutrality Ltd.” On September 8, 2021, Yunhong received a written notice (the “Termination Notice”) from GCN terminating the Share Exchange Agreement, effective as of the date of the Termination Notice, because the Business Combination was not consummated by July 30, 2021.

Item 8.01	Other Events

On September 14, 2021, the Company issued a press release on the termination of the Share Exchange Agreement pursuant to the Termination Notice (the “Press Release”). A copy of the Press Release is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release dated as of September 14, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 14, 2021

YUNHONG INTERNATIONAL

By:	/s/ Patrick Orlando
Name: Patrick Orlando
Title: Chief Executive Officer